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                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C. 20549

                                --------------------

                                      FORM 8-K

                                   CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest event reported): October 12, 2001

                                  VIANT CORPORATION
                  -----------------------------------------------------
                  (Exact name of registrant as specified in its charter)

           DELAWARE                       0-26303                  77-0427302
----------------------------------------------------------------------------------
(State or other jurisdiction      (Commission File Number)      (I.R.S. Employer
of incorporation)                                               Identification No.)

                                   89 SOUTH STREET
                                   BOSTON, MA 02111
                        ---------------------------------------
                        (Address of principal executive offices)

            Registrant's telephone number, including area code: (617) 531-3700

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ITEM 5. OTHER EVENTS.

As a result of continued challenging economic conditions, the registrant announced that it is taking further expense management measures through a reduction in its overall headcount from 316 to 200 employees by December 31, 2001. The reductions will take place across all existing offices. As of September 30, 2001, the registrant had in excess of $140 million in cash and cash equivalents.

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                                      SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      VIANT CORPORATION

Date: October 12, 2001                By: /s/ M. Dwayne Nesmith
                                          -----------------------------------
                                          Name: M. Dwayne Nesmith
                                          Title: Chief Financial Officer